NOTE PURCHASE AGREEMENT


      This Note Purchase Agreement, dated as of May 19, 2015 (this "Agreement"), is entered into by and between Scientific Industries, Inc., a Delaware corporation (the "Company"), and Grace March
(the "Lender").

                                     RECITALS

      A.	The Company requires certain funds in order to
fulfill certain existing orders.

      B.	The Lender wishes to advance a loan to the
Company in the principal amount set forth on the signature page hereto in order to meet such need by the Company.

      NOW THEREFORE, in consideration of the foregoing, and the representations, warranties, and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

      1.	The Note.

            (a)	Issuance of Note.  At the Closing (as defined
below), the Company agrees to issue and sell to the Lender, and, subject to all of the terms and conditions hereof, the Lender agrees to purchase a promissory note in the form of Exhibit A hereto (the "Note").

            (b)	Closing.  The closing (the "Closing") of the
purchase of the Note shall take place at the offices of the Company on such date (the "Closing Date") as the Company and the Lender agree upon orally or in writing. At the Closing, the Lender shall deliver to the Company the principal amount of the Note being purchased set forth on the signature page hereto and (iii) the Company shall deliver the executed Note to the Lender in return for the principal amount paid to the Company.

      2.	Repayment of the Note; Prepayment.  The Note,
together with all accrued and unpaid interest as provided therein, shall be due and payable on May 19, 2016. Notwithstanding the foregoing, the Company may prepay the Note, in full or in part, without premium or penalty. Any such prepayment shall be applied first to accrued and unpaid interest and second to the outstanding principal amount of the Note.

      3.	Representations and Warranties of the Company.
In order to induce the Lender to enter into this Agreement and consummate the transactions contemplated hereby, the Company hereby makes to the Lender the following representations and warranties.

            (a)	Organization, Good Standing and Qualification.
The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has the requisite corporate power and authority to execute and deliver this Agreement and the Note (collectively, the "Transaction Documents"), to issue and sell the Note, and to perform its obligations pursuant to the Transaction Documents.

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            (b)	Authorization. All corporate action on the
part of the Company and its directors, officers and stockholders necessary for the authorization, execution and delivery of the Transaction Documents by the Company, the authorization, sale, issuance and delivery of the Note, and the performance of all of the Company's obligations under the Transaction Documents has been taken or will be taken prior to the Closing. The Transaction Documents, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company, enforceable in accordance with their terms.

            (c)	Approvals.  No consent, approval or
authorization of or designation, declaration or filing with any third party, including any governmental authority on the part of the Company is required in connection with the valid execution and delivery of the Transaction
Documents, or the offer, sale or issuance of the Note, or the consummation of any other transaction contemplated hereby.

      4.	Representations and Warranties of Lender.
The Lender represents and warrants to the Company upon the acquisition of the Note as follows:

            (a)	Binding Obligation.  The Lender has full
legal capacity, power and authority to execute and deliver this Agreement and to perform the obligations of the Lender hereunder. This Agreement is a valid and binding obligation of the Lender, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

            (b)	Securities Law Compliance.  Such Lender
has been advised that the Note has not been registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities
Act and applicable state securities laws or unless an exemption from such registration requirements is available. Such Lender is aware that the Company is under no obligation to effect any such registration with respect to the Note or to file for or comply with any exemption from registration. The Lender has not been formed solely for the purpose of making this investment and is purchasing the Note for its own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof. The Lender has such knowledge and experience in financial and business matters that such Lender is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment and is able to bear the economic risk of such investment for an indefinite period of time. Such Lender is an accredited investor as such term is defined in Rule 501 of Regulation D under the Securities Act.

            (c)	Restricted Securities.  Such Lender
understands that the Securities such Lender is and will be purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act, only in certain limited circumstances.

                      2

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            (d)	Legends.  Such Lender understands that the
certificates evidencing the Securities may bear the following or other relevant legends:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN
REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "ACT") AND MAY NOT BE OFFERED, SOLD
OR OTHERWISE TRANSFERRED, PLEDGED OR
HYPOTHECATED UNLESS THEY ARE REGISTERED UNDER
THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS
OR ARE IN COMPLIANCE WITH AN EXEMPTION
THEREFROM."

      5.	Miscellaneous.

            (a)	Subordination.  The indebtedness evidenced
by the Note shall be subordinate and junior in right of payment to FIRST NATIONAL BANK OF PENNSYLVANIA to the extent and in the manner set forth in a Subordination
Agreement dated as of ______________ ___, 2015.

            (b)	Waivers and Amendments.  Any provision of
this Agreement or the Note, may be amended, waived or modified only upon the written consent of the Company and the Lender.

            (c)	Governing Law.  This Agreement and all
actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law provisions of the State of New York.

            (d)	Survival.  The representations, warranties,
covenants and agreements made herein shall survive the execution and delivery of this Agreement.

            (e)	Assignment.  The rights, interests or
obligations hereunder may not be transferred or assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of the Lenders. The Note shall be non-negotiable

            (f)	Entire Agreement.  The Transaction
Documents constitute and contain the entire agreement between the Company and Lender and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

            (g)	Expenses.  Each of the parties will bear
its own expenses in connection with the negotiation and the consummation of the transactions contemplated by this Agreement.

            (h)	Severability of this Agreement.  If any
provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.


                             3

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            (i)	Counterparts.  This Agreement may be
executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. This
Agreement may be executed and delivered by facsimile or ..PDF and upon such delivery each facsimile or .PDF signature will be deemed to have the same effect as if the original signature had been delivered to each other party.


(signatures appear on the following page)




      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                COMPANY:
		Scientific Industries, Inc.,
		a Delaware corporation

		By:________________________
		Name:
		Title:

LENDER:

____________________________________
GRACE MARCH

Address:
________________________
________________________

Principal Amount
of Note Purchased: 	$100,000


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               Exhibit A
             FORM OF NOTE
            (see attached)